UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March, 15, 2010

CEREPLAST, INC.
 (Exact name of registrant as specified in its charter)

Nevada	333-126378	91-2154289
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 N. Continental, Suite 100, El Segundo California	90245
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 676-5000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

Effective March 15, 2010, Cereplast, Inc., a Nevada corporation (the “Company”) common stock commenced trading under a new trading symbol, “CERPD”. The new trading symbol was assigned by Financial Industry Regulatory Authority (FINRA) in connection with the approval of the Company’s 1-for-40 reverse stock split. The Company’s trading symbol will revert to “CERP” within 20 business days.

On March 15, 2010, the Company issued a press release with respect to the foregoing. A copy of such press release is being furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 8.01     Other Events

See Item 7.01 above.

Item 9.01

99.1     Press Release dated March 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CEREPLAST, INC.
(Registrant)

 Date: March, 15, 2010

/s/ Frederic Scheer, Chief Executive Officer
Frederic Scheer, Chief Executive Officer